UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period:  March 31, 2019

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT  |  March 31, 2019

Cove Street Capital
Small Cap Value Fund

Ticker: CSCAX  |  Cusip: 56166Y875

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Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.covestreetfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-497-0097 or by sending an e-mail request to mtynan@covestreetcapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-497-0097 or send an e-mail request to  mtynan@covestreetcapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

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COVE STREET CAPITAL     Funds

www.CoveStreetFunds.com

The Cove Street Capital
Small Cap Value Fund
is a classic, long-only, small
cap value mutual fund.

Find more Fund facts on the CSCAX website: CoveStreetFunds.com.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Contents

Letter to Shareholders	3
Performance (CSCAX)	7
Expense Example	8
Holdings Presentation	9
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights (CSCAX)	15
Notes to Financial Statements	16
Additional Information	21

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

DEAR FELLOW SHAREHOLDER:

Our relative performance continued to improve, and we have put up three straight quarters of positive diversion from the small cap indicies.

We saw the benefits of different characteristics of our portfolio during the downdraft in the fourth quarter of 2018 and its reversal in 2019.  When you tend to buy companies that aren’t expensive to start with, they have a shorter distance to fall when the market does swoon. And then if you run concentrated portfolios, you don’t need a lot of things to go right to move the needle upward. During this six month period, the key was that the broader portfolio held up and some of our largest positions moved higher, driven at least partially by demonstrable fundamental improvement.  Our stated goal is to be competitive in up markets and outperform in down. During this particular period, we outperformed in both environments. It doesn’t always happen but it’s nice when it does. So we have continued to make progress in filling the donut hole on our performance as noted below.

TOTAL RETURN — % as of 03/31/19
	3	1	3	5	10	INCEPTION
	MONTH	YEAR	YEAR	YEAR	YEAR	(09/30/98)
Cove Street Capital Small Cap Value Fund	15.58	5.64	5.20	4.30	16.06	10.05
Russell 2000® Index	14.58	2.05	12.92	7.05	15.36	8.73
Russell 2000® Value Index	11.93	0.17	10.86	5.59	14.12	9.08

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund (“The Fund”). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Returns for periods greater than 1 year are annualized. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.17%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

As is our tradition, we lead with our detractors:

WHAT HAPPENED — % for the Six Months Ending March 31, 2019

TOP 5 DETRACTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
CAPITAL SENIOR LIVING	3.13	-57.72	-2.31
GP STRATEGIES	4.51	-27.87	-1.28
GTT COMMUNICATIONS	3.21	-19.66	-0.79
INTL FCSTONE	3.13	-19.71	-0.70
CARROLS RESTAURANT GROUP	1.57	-31.71	-0.64

The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period. Excludes cash and accrued income.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

Capital Senior Living (Ticker: CSU) operates and owns senior living facilities primarily in Texas and the Midwest. The company recently completed a multiyear process of converting some of its acquired properties to more expensive assisted living facilities. As a result, despite the low occupancy levels, our research suggests that Capital Senior Living is currently at a cash generation inflection point. Furthermore, the ageing of the American population provide the senior housing industry with a growing pool of customers. The company’s real estate is substantially undervalued when compared to prevailing capitalization rates and income multiples. Recent management turnover, concerns over excessive supply growth, rising interest rates, and deteriorating occupancy resulted in a fall in CSU’s stock price, presenting an opportunity to increase our position.

GP Strategies (Ticker: GPX) specializes in training and learning solutions for a diversified client base including many Fortune 500 companies. Although the company has struggled recently, it has a stable clientele with good margins and great cash flow, which is used for tuck-in acquisitions. Scott Greenberg, CEO since 2005, has executed numerous high return on investment acquisitions during his tenure. In 2018 the company continued this strategy with two large acquisitions of IC Axon and most recently TTi Global. Further, the company has made great strides to increase organic sales growth rates by hiring a Chief Sales Officer and changing incentive structures for account managers. Account managers are now incented based on growing individual accounts instead of only growing accounts within their business divisions. We believe these strategic moves have set the company on the right path and we remain holders of GPX.

GTT Communications (Ticker: GTT) is a provider of cloud networking services and broadband connectivity to multinational enterprises and government customers. Increasing margins, due to owning physical infrastructure assets combined with a low capital intensity service/integration business, create an interesting hybrid model that is poised to grow well in a world of ever-expanding international interconnectedness. A large purchase of European infrastructure gave the company new markets and fixed assets that are hard to replicate. Additionally, the deal was financed with a great deal of debt, creating a seemingly over-leveraged company. The market sold off any companies that appear to be heavily leveraged, and GTT was thrown in with this move to bet against indebtedness. The stock price recovered somewhat as in those concern subsided.  With their maturities not occurring for five years, we saw no impending liquidity issues and thus remained holders of GTT. Our research indicates that post their deal integration activities, both EBITDA and cash flow to deleverage the company should increase value in the long term.

WHAT HAPPENED — % for the Six Months Ending March 31, 2019

TOP 5 CONTRIBUTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
HERITAGE-CRYSTAL CLEAN	5.49	28.55	1.34
E.W. SCRIPPS COMPANY	4.52	28.16	1.28
AVID TECHNOLOGY	4.66	25.78	1.21
VIASAT	6.25	20.88	1.07
ESTERLINE TECHNOLOGIES	0.64	28.79	0.75

The 5 Contributors measure the top five contributors to the portfolio’s total return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period. Excludes cash and accrued income.

Our largest contributors included Heritage Crystal Clean (Ticker: HCCI), a provider of environmental services as well as re-refining of used motor oil.  The company performed well due to HCCI’s environmental services returning to double digit organic growth, helping drive free cash flow higher. Additionally, investors have begun to view HCCI’s underperforming re-refinery assets with greater interest given the disruption that will be caused by the enactment of the new IMO 2020 marine fuel rules. There are indications that the new IMO rules will increase the spread that HCCI earns on the base oil it generates at its re-refinery. We continue to see the normalization of margins within the re-refined oil segment in addition to continued long-term growth of environmental services as the two future drivers for earnings and therefore returns in the stock. This has been an excellent long-term holding.

In the aftermath of the 2016 presidential election, the US broadcast TV stocks became some of the most hated of all companies in the market. This was due to a number of bear cases that seemed to be playing out. However, as with most things, the situation was nowhere near as bad as people had feared. Specifically, after very weak ad spending in 2016, 2018 was a huge political year and 2020 promises to be even more prolific. Also, traditional cable subscriber losses have been offset by gains in streaming/over-the-top subs. Finally, the much needed industry consolidation that had been talked about for years has started to play out. E.W. Scripps (Ticker: SSP) is in the process of finalizing three deals that will catapult the company to being the 4th largest broadcast company in the US. TEGNA (Ticker TGNA) just

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

signed a deal that will cement the company as the 3rd largest participant. The result of all of this is that the stocks have rallied from their 2018 lows, with Scripps outperforming TEGNA significantly over that period—mostly because of SSP’s growth opportunities outside of broadcast TV. Even with the rebound in the stocks, we see them both as undervalued and continue to expect material cash flow growth. As such, while we have been trimming our positions, they remain core holdings.

Avid Technologies (Ticker: AVID) is the leading provider of professional software for video and audio production through its Media Composer and Pro Tools product lines. The company has struggled in recent years to show any pickup in demand for its core products, and the stock has suffered accordingly. However, a new management team, as well as new bookings, have created a turning point in the company’s fundamentals. This period the company achieved its highest level of cash flow generation in seven years and produced organic growth for the first time in recent memory. Our research points to improved cash flows in 2019, respectable revenue growth and increased profitability—with significant upside in stock value from these levels.

ViaSat (Ticker: VSAT) contributed during the period as the market has begun to appreciate the success of the company’s new second-generation satellite (ViaSat-2) in capturing revenue across terrestrial broadband, commercial airlines, and defense services. Continued penetration by the company into airborne services for the military and government is providing excellent high margin growth to the government segment and is generating additional proposal wins for future deployments. We continue to see this as a long-term compounder driven by technological moats that its competitors cannot surmount in the short or medium-term, as well as the company’s continued buildout of a global Ka-band satellite constellation.

What I think we do well as a firm is religiously follow a process that methodically covers ground, and cultivates a self-awareness regarding ever-tempting behavioral mistakes. That combination enables us to see acorns as best they can be seen, and then be willing to stuff our cheeks and weight the opportunities appropriately given our level of conviction. We also REALLY try to think longer-term than do many of those who are on the other side of our decisions, and as noted above, we believe that is also a huge competitive advantage if you can properly structure for it. And lastly, we try to continuously reassess what we previously thought was genius. This process purposefully tries to give no edge to seniority no matter how difficult it may be for some of us.

In closing, the going forward remains as unusual and uncertain as always, maybe particularly more so now. Most math and “anecdotes” seem suggestive to us that caution remains in order. But, as noted in what I thought was a good snag from London-based Capital Economics: “The real returns from US equities in the coming decade could plausibly be less than a third of what it has been in the last ten years.”  For those keeping score the S&P 500 has returned 13.1% for the 10 years ending December 31, 2018.  “Even so, that would probably still be more than the real return from Treasuries,” and we would extend this to say the vast majority of asset classes.

Within that backdrop, we study, we meet people, we get out of the office, and we wait for the businesses we like to reach prices that are reasonable. We look forward to the day that we can move from being a cautious little squirrel to a greedy one.

Best Regards,

Jeffrey Bronchick, CFA | Principal + Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index and includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index.

The Standard & Poor’s 500 Index (S&P 500) is an index of 505 stocks issued by 500 large companies with market capitalizations of at least $6.1 billion. It is seen as a leading indicator of U.S. equities. Treasury Bonds are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Government. EBITDA stands for earnings before interest, taxes, depreciation and amortization and is one indicator of a company’s financial performance and earning potential. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bank Global Fund Services, LLC.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Institutional Class (CSCAX) Performance (unaudited)

RATES OF RETURN (%) as of March 31, 2019

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VALUE OF $10,000 INVESTMENT — as of March 31, 2019

(1)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an index.

(2)
The Russell 2000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

*
The Institutional Class commenced operations on October 3, 2001.  The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001.  The Investor Class subsequently closed, effective November 25, 2015.

Returns for periods greater than one year are annualized.
Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Expense Example
— March 31, 2019 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 – March 31, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(1)
	(10/1/2018)	(3/31/2019)	10/1/2018 - 3/31/2019

Institutional Class Actual (2)	$1,000.00	$973.40	$6.00

Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.85	$6.14

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.22%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended March 31, 2019 of -2.66%.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Holdings Presentation (unaudited)

SECTOR ALLOCATION(1) — (% net of assets) as of March 31, 2019

—

TOP 10 HOLDINGS(1) — (% net of assets) as of March 31, 2019

ViaSat	6.5%
Compass Minerals International	6.4%
Heritage-Crystal Clean	6.0%
Avid Technology	5.3%
Millicom International Cellular	5.1%
UFP Technologies	4.7%
Colfax	4.5%
Spectrum Brands Holdings	4.2%
GP Strategies	3.9%
TEGNA	3.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments
— March 31, 2019 (unaudited)

COMMON STOCKS - 90.1%	SHARES	VALUE

Consumer Discretionary - 9.1%
Carrols Restaurant Group *	187,600	$1,870,372
Cherokee *	711,429	498,712
Cherokee * (a)	236,967	137,867
E.W. Scripps, Class A	144,850	3,041,850
EVINE Live *	890,000	417,143
TEGNA	348,778	4,917,770
Tupperware Brands	40,876	1,045,608
		11,929,322
Consumer Staples - 6.3%
Smart & Final Stores *	568,522	2,808,499
Spectrum Brands Holdings	100,000	5,478,000
		8,286,499
Energy - 2.7%
NOW *	250,100	3,491,396

Financial Services - 6.5%
Equity Commonwealth - REIT	30,000	980,700
Hallmark Financial Services *	357,149	3,714,349
INTL FCStone *	100,000	3,876,000
		8,571,049
Health Care - 4.9%
Capital Senior Living Corp. *	596,200	2,378,838
Patterson Companies	184,947	4,041,092
		6,419,930
Materials & Processing - 13.6%
American Vanguard	190,200	3,275,244
Compass Minerals International	155,400	8,449,098
UFP Technologies *	163,435	6,112,469
		17,836,811
Producer Durables - 25.5%#
Actuant, Class A	155,700	3,794,409
Colfax *	200,000	5,936,000
CSW Industrials *	69,914	4,005,373
GP Strategies *	421,512	5,121,371
Heritage-Crystal Clean *	286,034	7,851,633
Macquarie Infrastructure	78,400	3,231,648
Wesco Aircraft Holdings *	390,400	3,431,616
		33,372,050

See Notes to Financial Statements.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments
— March 31, 2019 (unaudited)

COMMON STOCKS - 90.1% (continued)	SHARES	VALUE

Technology - 21.5%
Avid Technology *	925,380	$6,894,081
GTT Communications *	91,590	3,178,173
Millicom International Cellular	110,000	6,739,700
ViaSat *	110,000	8,525,000
Yelp, Inc. *	80,000	2,760,000
		28,096,954

Total Common Stocks (Cost $107,802,659)		118,004,011

CONVERTIBLE BOND - 1.4%	PAR

Technology - 1.4%
Avid Technology, 2.00%, 06/15/2020
Total Convertible Bond (Cost $1,832,268)	$2,000,000	1,889,901

SUBORDINATED NOTES - 3.8%

Consumer Discretionary - 3.8%
Cherokee Notes 11.38% (3 month LIBOR + 8.75%), 11/02/2021 (b)(c)
Total Subordinated Notes (Cost $4,874,639)	5,142,857	5,014,286

WARRANTS - 0.1%	SHARES

Consumer Discretionary - 0.1%
Cherokee (expires 08/11/24) * (b)	59,241	29,620
Cherokee (expires 12/07/24) * (b)	177,778	97,778
Total Warrants (Cost $446,041)		127,398

SHORT-TERM INVESTMENT - 4.7%
The Government TaxAdvantage Portfolio, Institutional Class, 2.31% ^ (Cost $6,098,875)	6,098,875	6,098,875

Total Investments - 100.1% (Cost $121,054,482)		131,134,471
Other Assets and Liabilities, Net - (0.1%)		(105,991)
Total Net Assets - 100.0%		$131,028,480

*	Non-income producing security.
#	As of March 31, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 7 in Notes to Financial Statements.
(a)
Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $137,867, which represents 0.1% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(b)
Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value of $5,141,684, which represents 3.9% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(c)	Variable rate security. The rate shown is the rate in effect as of March 31, 2019.
^	The rate of shown is the annualized seven day effective yield as of March 31, 2019.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Assets and Liabilities
— March 31, 2019 (unaudited)

ASSETS:
Investments, at value (Cost: $121,054,482)	$131,134,471
Cash	19
Receivable for capital shares sold	9,051
Dividends and interest receivable	109,392
Prepaid expenses	13,402
Total assets	131,266,335

LIABILITIES:
Payable for capital shares redeemed	43,131
Payable to investment adviser	92,630
Payable for fund administration & accounting fees	31,940
Payable for compliance fees	3,419
Payable for custody fees	3,656
Payable for transfer agent fees & expenses	46,601
Payable for trustee fees	2,626
Accrued expenses	13,852
Total liabilities	237,855

NET ASSETS	$131,028,480

NET ASSETS CONSIST OF:
Paid-in capital	117,283,233
Total distributable earnings	13,745,247
Net Assets	$131,028,480

Shares issued and outstanding(1)	3,693,668
Net asset value, redemption price and offering price per share(2)	$35.47

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Operations
— Six Months Ended March 31, 2019 (unaudited)

INVESTMENT INCOME:
Dividend income	$687,027
Less: Foreign taxes withheld	(21,780)
Interest income	446,625
Total investment income	1,111,872

EXPENSES:
Investment adviser fees (See Note 4)	556,663
Transfer agent fees & expenses (See Note 4)	88,252
Fund administration & accounting fees (See Note 4)	63,460
Postage & printing fees	17,969
Federal & state registration fees	14,899
Audit fees	10,662
Legal fees	9,885
Custody fees (See Note 4)	8,289
Compliance fees (See Note 4)	6,418
Trustee fees	6,407
Other	16,131
Total expenses before waiver	799,035
Less: waiver from investment adviser (See Note 4)	(2,157)
Net Expenses	796,878

NET INVESTMENT INCOME	314,994

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,364,429
Net change in unrealized appreciation/depreciation on investments	(8,749,976)
Net realized and unrealized loss on investments	(5,385,547)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,070,553)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statements of Changes in Net Assets
— Six Months Ended March 31, 2019

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31, 2019	SEPTEMBER 30, 2018
	(unaudited)

OPERATIONS:
Net investment income (loss)	$314,994	$(164,372)
Net realized gain on investments	3,364,429	5,780,853
Net change in unrealized appreciation/depreciation on investments	(8,749,976)	2,989,030
Net increase (decrease) in net assets from operations	(5,070,553)	8,605,511

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,418,584	23,269,663
Proceeds from reinvestments of distributions	3,432,948	3,568,831
Payments for shares redeemed	(21,174,245)	(30,264,001)
Redemption fees	456	6,139
Decrease in net assets resulting from capital share transactions	(8,322,257)	(3,419,368)

DISTRIBUTIONS TO SHAREHOLDERS:	(3,973,004)	(4,186,440)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,365,814)	999,703

NET ASSETS:
Beginning of period	148,394,294	147,394,591
End of period	$131,028,480	$148,394,294

See Notes to Financial Statements.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Financial Highlights
(for a Fund Share Outstanding Throughout the Years)

—

INSTITUTIONAL CLASS (CSCAX)

	SIX
	MONTHS
	ENDED
	MARCH 31,	YEAR ENDED SEPTEMBER 30,
	2019	2018	2017	2016		2015	2014
	(unaudited)
PER SHARE DATA:

Net asset value, beginning of period	$37.51	$36.49	$34.21	$31.66		$35.53	$36.53

Investment operations:
Net investment income (loss)	0.09	(0.04)	(0.18)	(0.15	)(1)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	(1.11)	2.10	2.92	4.33		0.20	2.02
Total from investment operations	(1.02)	2.06	2.74	4.18		(0.01)	1.82

Less distributions:
From net realized gains	(1.02)	(1.04)	(0.46)	(1.63)		(3.86)	(2.82)
Total distributions	(1.02)	(1.04)	(0.46)	(1.63)		(3.86)	(2.82)
Paid-in capital from redemption fees	– (2)	– (2)	– (2)	–	(2)	– (2)	– (2)

Net asset value, end of period	$35.47	$37.51	$36.49	$34.21		$31.66	$35.53

TOTAL RETURN(3)	-2.66%	5.92%	8.17%	13.63%		-0.57%	4.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$131.0	$148.4	$147.4	$119.7		$18.4	$18.1

Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	1.22%	1.16%	1.20%	1.38%		1.41%	1.34%
After expense waiver/recoupment(4)	1.22%	1.16%	1.20%	1.22%		1.40%	1.39%

Ratio of net investment income (loss) to average net assets:
After expense waiver/recoupment(4)	0.48%	(0.11)%	(0.59)%	(0.45)%		(0.63)%	(0.45)%

Portfolio turnover rate(3)	19%	59%	48%	85%		107%	77%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements
(unaudited) — March 31, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2019, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended March 31, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

Security Transactions, Income, and Distributions - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At March 31, 2019, the Fund had investments in illiquid securities with a total value of $5,279,551 or 4.0% of total net assets.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements
(unaudited) — March 31, 2019 (continued)

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares/Par	Date Acquired	Cost Basis
Cherokee Notes	$5,142,857	Aug-18	$4,874,639
Cherokee	236,967	Aug-17	$828,794
Cherokee Warrant (08/11/24)	59,241	Aug-17	$171,206
Cherokee Warrant (12/07/24)	177,778	Dec-17	$274,835

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Debt Securities – Convertible bonds and subordinated notes held by the Fund are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These bonds and notes are categorized in Level 2 of the fair value hierarchy. Due to market data not being readily available, the subordinated notes may be valued using an income approach, as approved by the Board.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements
(unaudited) — March 31, 2019 (continued)

The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$117,866,144	$–	$137,867	$118,004,011
Convertible Bond	–	1,889,901	–	1,889,901
Subordinated Notes	–	5,014,286	–	5,014,286
Warrants	–	127,398	–	127,398
Short-Term Investment	6,098,875	–	–	6,098,875
Total Investments in Securities	$123,965,019	$7,031,585	$137,867	$131,134,471

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of September 30, 2018	$145,545
Accrued discounts/premiums	–
Realized losses	–
Change in net unrealized appreciation/depreciation	(7,678)
Net sales	–
Transfers into and/or out of Level 3	–
Balance as of March 31, 2019	$137,867
Change in unrealized appreciation/depreciation during the period for Level 3 investments held at March 31, 2019	$(7,678)

The Level 3 investments as of March 31, 2019, represented 0.1% of the Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of March 31, 2019:

Security Type	Fair Value as of 3/31/2019	Valuation Technique	Unobservable Inputs	Range/Weighted Average
Common Stocks	$137,867	Consensus Pricing	Discount for lack of marketability	17%

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements
(unaudited) — March 31, 2019 (continued)

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
April 2019 - September 2019	$46,312
October 2019 - September 2020	$2,157

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period Ended	For the Year Ended
TRANSACTIONS IN SHARES:	March 31, 2019	September 30, 2018
Institutional Class:
Shares sold	284,612	654,908
Shares issued to holders in reinvestment of distributions	99,189	104,078
Shares redeemed	(645,811)	(842,667)
Net decrease in shares outstanding	(262,010)	(83,681)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the period ended March 31, 2019, were as follows:

	Purchases	Sales
U.S. Government Securities	$–	$–
Other	$24,776,474	$40,601,180

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements
(unaudited) — March 31, 2019 (continued)

7.  SECTOR RISK

As of March 31, 2019, the Fund had a significant portion of its assets invested in the producer durables sector. The producer durables sector may be affected by changes in supply and demand, government regulation, world events, and economic conditions.

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2018, the Fund’s most recently completed fiscal year-end, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Appreciation	Federal Income Tax Cost
$24,806,441	$(5,990,613)	$18,815,828	$128,960,487

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales in the Fund.

At September 30, 2018, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed Ordinary	Undistributed Long-	Other Accumulated		Total Accumulated
Income	Term Capital Gain	Losses	Unrealized Appreciation	Earnings
$159,332	$3,813,644	$–	$18,815,828	$22,788,804

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2018, the Fund did not defer any qualified late year losses. As of September 30, 2018, the Fund had no capital loss carryforwards.

For the period ended March 31, 2019, the Fund paid the following distributions to shareholders:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$159,352	$3,813,652	$3,973,004
Amount per Share	$0.04073	$0.97476	$1.01549

For the year ended September 30, 2018, the Fund paid the following distributions to shareholders:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$3,329,612	$856,828	$4,186,440
Amount per Share	$0.82884	$0.21329	$1.04213

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2019, Charles Schwab & Co., for the benefit of its customers, owned 36.37% of the outstanding shares of the Fund.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Cove Street Capital, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the investment philosophy of the portfolio manager and his extensive investment analysis and management experience which spans nearly thirty years and is focused on investment strategies and techniques similar to those used to manage the Fund’s assets. The Trustees further considered that he has managed the Fund, including its predecessors, since inception in 1998.  The Trustees took into account Cove Street’s strong capitalization and its assets under management.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street.  In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer group according to Morningstar classifications, and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund.  While the Trustees considered both short-term and long-term performance of the Fund, they placed greater emphasis on long-term performance.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the Fund’s performance for the year-to-date, three-year, and five-year periods ended October 31, 2018, trailed the peer group median and average. The Trustees also took into consideration that the Fund outperformed the peer group median but underperformed the peer group average for the one- year period, and outperformed the peer group median and average over the ten-year period ended October 31, 2018. The Trustees also noted that the Fund had underperformed the benchmark Russell 2000 Index and the Russell 2000 Value Index over the year-to-date, one-year, three-year, and five-year periods, but outperformed both its primary and secondary benchmark indices over the ten-year period ended October 31, 2018.  The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods, although there was some discrepancy attributable to Cove Street’s efforts to mitigate the tax impact on taxable accounts in the composite.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)(continued)

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12-month period ended September 30, 2018.  The Trustees also considered the effect of an expense limitation agreement on Cove Street’s compensation and that Cove Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees noted that, for the Fund’s fiscal year ended September 30, 2018, the Fund was operating below the expense cap. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street.  The Trustees concluded that Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s management fee was equal to the median and slightly above the average management fees reported for the peer group. The Trustees also noted that the Fund’s management fee was equal to the peer group median and below the average when compared to similarly-sized funds.  They also considered the total expenses of the Fund were higher than the average and median total expenses reported for the peer group, but that the average net assets of funds comprising the peer group were significantly higher than the assets of the Fund.  The Trustees observed that when the peer group was limited to comparably-sized funds, the total expenses of the Fund (were slightly above the average and median total expenses. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy of investing in small cap stocks. The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)(continued)

—

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

SEMI-ANNUAL REPORT 2019 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Privacy Notice

—

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

COVE STREET CAPITAL    Funds

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

INVESTMENT ADVISER
Cove Street Capital, LLC
2101 E. El Segundo Boulevard, Suite 302
El Segundo, CA  90245

CUSTODIAN
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 4, 2019

By (Signature and Title)      /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    June 4, 2019